Exhibit 31.2

CHIEF FINANCIAL OFFICER’S

CERTIFICATION UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles A. Rowland, Jr., Chief Financial Officer of the registrant, certify that:

1.	I have reviewed this Annual Report on Form 10-K of ViroPharma Incorporated; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ CHARLES A. ROWLAND, JR.
Charles A. Rowland, Jr.
Chief Financial Officer

December 3, 2010